September 15, 2023

WESTWOOD SMALLCAP GROWTH FUND

TICKER SYMBOL: WSCIX

A Series of Ultimus Managers Trust

Supplement to the Prospectus, Summary Prospectus and

Statement of Additional Information, each dated February 28, 2023,

as supplemented on September 6, 2023

Effective immediately, Westwood SmallCap Growth Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective October 20, 2023. Shares of the Fund are no longer available for purchase and, at the close of business on October 20, 2023, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”), determined and approved by Written Consent of the Board on September 14, 2023 (the “Written Consent”) to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, if necessary, in order to maintain the Fund at its current expense limit, as specified in the Fund’s Prospectus and Summary Prospectus.

Through the Written Consent, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than October 20, 2023; and (ii) all outstanding shareholder accounts on October 20, 2023 be closed and the proceeds of each account, less any required withholding, be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalents. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may redeem all or a portion of their shares of the Fund on any business day prior to the Transaction as specified in the Fund’s Prospectus.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds into another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund or the Transaction, please call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.